4. INTELLECTUAL PROPERTY (Annual Report)	12 Months Ended
Dec. 31, 2012
Annual Report
Intellectual Property

4.	INTELLECTUAL PROPERTY

In prior years the Company had advanced non-interest bearing funds of $147,507 to a related corporation, The Fight Zone, Inc., (formerly Geoscopix, Inc.), which at one time was controlled by the Chief Executive Officer of the Company. During 2010 that control was lost due to the restructuring of The Fight Zone, Inc. During periods prior to the emergence of The Fight Zone, Inc. that company, which was then known as Geoscopix, Inc. had been developing a three dimensionally lensed camera system which was titled as The Gator. The Gator had promising potential industrial applications particularly in the construction industry.

Subsequently it was determined that The Fight Zone, Inc. was not capable of repaying the debt to the Company in cash. However, in settlement of the debt; it has deeded the intellectual property known as The Gator to View Systems, Inc. View Systems, Inc. planned to continue the development of the product and to bring it to market as soon as possible. Accordingly the asset which was formerly reflected as the receivable from The Fight Zone, Inc. were replaced and reclassified as intellectual property.

During the year ended December 31, 2011 it was determined that the value of the intellectual property was totally impaired primarily because the product was not completely ready for market and that management could not reasonably expect that there would be sales of The Gator in the near future. Management does plan to develop the product and offer it for sale in the future.